Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the registration statements on Form S-8 (No.'s 33-89818, 33-96568, 333-08041, and 333-57107) of
ClubCorp, Inc. of our report dated May 7, 1999 relating to the financial statements of Cobblestone Golf, which appears in the Current Report on Form 8-K/A Amendment No. 2 of ClubCorp, Inc. dated March 31, 1999.



                                   PricewaterhouseCoopers  LLP


Las  Vegas,  Nevada
September  8,  1999